UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2022

GLOBIS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39786	85-2703418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 W. Camino Real, Suite 302-48 Boca Raton, Florida	33433
(Address of principal executive offices)	(Zip Code)

212-847-3248

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one Warrant to acquire one share of Common Stock	GLAQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	GLAQ	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	GLAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Business Combination Agreement

As previously disclosed, on December 19, 2021, Globis Acquisition Corp., a Delaware corporation (“Globis” or the “Company”), entered into a Securities Purchase Agreement, which was amended on April 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Globis, Forafric Agro Holdings Limited, a Gibraltar private company limited by shares (“FAHL”), Lighthouse Capital Limited, a Gibraltar private company limited by shares (the “Seller”) and Globis NV Merger Corp., a Nevada corporation (“Globis Nevada”). The Business Combination Agreement provides for the consummation of the following series of transactions (collectively, the “Business Combination”): (i) Globis Nevada changes its jurisdiction of incorporation by transferring by way of a redomiciliation and domesticating as a Gibraltar private limited company known as “Forafric Global Limited” (the “Redomiciliation”) and, following the Redomiciliation, altering its authorized and issued share capital and thereafter re-registering as a Gibraltar public company limited by shares and changing its name to “Forafric Global PLC” (referred to herein as “New Forafric”); (ii) New Forafric forms a new wholly-owned subsidiary, Globis NV Merger 2 Corp., a Nevada corporation (“Merger Sub”); (iii) Globis merges with and into Merger Sub, with Merger Sub surviving (the “Merger”); (iv) immediately following the effectiveness of the Merger, all of the common stock of Merger Sub issued pursuant to the Merger is contributed to New Forafric in exchange for ordinary shares of New Forafric; and (v) as soon as practicable thereafter, New Forafric acquires 100% of the equity interests in FAHL from the Seller and FAHL becomes a direct subsidiary of New Forafric.

On June 8, 2022, the aforementioned parties agreed to further amend and revise the Business Combination Agreement (the “Second Amendment”) by providing that the Closing Payment (as defined in the Business Combination Agreement) shall be deferred in its entirety and that Globis shall pay to the Seller the principal sum of $20,000,000 together with interest on the the outstanding amount from the date of the closing of the Business Combination up to the date of payment (computed on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days) accrued but unpaid thereon at the fixed per annum rate of 8%. The deferred payment shall be made on the first anniversary of the the closing of the Business Combination. If any amount of principal and/or interest thereon is unpaid after such due date, Globis shall pay the Seller additional interest on the outstanding amount at the per annum rate of 12% (or at such lower rate as shall be the highest rate permitted under applicable usury laws).

The foregoing description is a summary of the material terms of the of the Second Amendment and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which are attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Forward Share Purchase Agreements

On June 8, 2022, the Company and certain unaffiliated investors (the “Investors”) entered into Forward Share Purchase Agreements (the “Forward Purchase Agreements”) pursuant to which, on the three month anniversary of the date of the closing of the Company’s business combination (the “Business Combination”), the Investors may elect to sell and transfer to the Company, and the Company will purchase, in the aggregate up to 1,500,000 shares of common stock of Globis, par value $0.0001 per share (the “Investor Shares”), consisting of (i) shares of common stock then held by the Investors and/or (ii) any additional shares of common stock that the Investors may acquire prior to the closing of the Business Combination. The Company will acquire the Investor Shares at a price of $10.80 per share (the “Shares Purchase Price”). The date of the closing of the Business Combination is referred to as “Business Combination Closing Date”, and the date of the purchase by the Company of the Investor Shares is referred to as the “Investor Shares Closing Date”. In conjunction with the sale of the Investor Shares to the Company, each Investor shall notify the Company and the Escrow Agent (as defined below) in writing five business days prior to the three-month anniversary of the date of the Business Combination Closing Date whether or not such Investor is exercising its right to sell the Investor Shares that such Investor holds to the Company pursuant to the Forward Purchase Agreements (each, a “Investor Shares Sale Notice”). Failure of timely delivery of the Investor Shares Sales Notice shall be deemed as forfeiture of such Investor’s right to sell any Investor Shares to the Company pursuant to the Forward Purchase Agreements. If an Investor Shares Sale Notice is timely delivered by an Investor to the Company and the Escrow Agent, the Company will purchase from such Investor the Investor Shares held by such Investor on the Investor Shares Closing Date.

In exchange for the Company’s commitment to purchase the Investor Shares on the Investor Shares Closing Date, each Investor agreed that it will not request redemption of any of the Investor Shares in conjunction with Globis’ stockholders’ approval of the Business Combination, or tender the Investor Shares to Globis in response to any redemption or tender offer that Globis may commence for its shares of common stock.

Notwithstanding anything to the contrary in the Forward Purchase Agreements, commencing on the day after the date by which shares of common stock of Globis must be tendered for redemption in conjunction with Globis’ stockholders’ approval of the Business Combination (the “Redemption Date”), the Investor may sell its Investor Shares in the open market as long as the sales price exceeds $10.80 per Investor Share. If the Investor sells any Investor Shares in the open market after the Redemption Date and prior to the three-month anniversary of the Business Combination Closing Date at a sales price per Investor Share that is greater than $10.80 (such sale, the “Early Sale” and such shares, the “Early Sale Shares”), the Escrow Agent shall release from the Escrow Account to the Company an amount equal to $10.80 per Early Sale Share sold in such Early Sale.

Simultaneously with the closing of the Business Combination, the Company will deposit into an escrow account with Wilmington Trust, National Association (the “Escrow Agent”), subject to the terms of an escrow agreement, an amount equal to the lesser of (i) $16,200,000 and (ii) $10.80 multiplied by the aggregate number of Investor Shares held by the Investors as of the closing of the Business Combination. The Company’s purchase of the Investor Shares will be made with funds from the escrow account attributed to the Investor Shares. In the event that an Investor sells any Investor Shares as provided for above, it shall provide notice to the Company and the Escrow Agent within three business days of such sale (the “Open Market Sale Notice), and the Escrow Agent shall release from the escrow account for the Company’s use without restriction an amount equal to the pro rata portion of the escrow attributed to the Investor Shares which the Investor has sold. In the event that the Investor chooses not to sell to the Company any Investor Shares that the Investor owns as of the three-month anniversary of the Business Combination Closing Date, the Escrow Agent shall release all remaining funds from the escrow account for the Company’s use without restriction.

Nothing in the Forward Purchase Agreements prohibits or restricts the Investors with respect to the purchase from third parties prior to the Business Combination Closing Date of additional shares of common stock of Globis, including shares that have previously been tendered by third parties for redemption in conjunction with Globis’ stockholders’ approval of the Business Combination, to the extent such third parties unwind such tenders for redemption, or any warrants, convertible notes or options (including puts or calls) of Globis; provided, the aggregate number of Investor Shares (including any additional shares) owned by the Investors shall not exceed 1,500,000 shares of common stock of Globis, unless otherwise agreed in writing by all parties.

Globis agreed not to enter into additional agreements for the purchase of Globis’ common stock that provide material terms that are more favorable than the terms provided to the Investors in the Forward Purchase Agreements. In the event that Globis enters into separate purchase agreements with material terms that are more favorable than the terms provided to the Investor in the Forward Purchase Agreements at any time prior to the Business Combination Closing Date, Globis shall promptly inform the Investor of such more favorable terms, and the Investor shall have the mutual right to elect to have such more favorable terms included in the Forward Purchase Agreements.

The Forward Purchase Agreements contain customary representations, warranties and covenants from the parties. Globis’ obligation to consummate the transactions contemplated by the Forward Purchase Agreements are subject to the consummation of the Business Combination.

Globis agreed to indemnify the Investor and its respective officers, directors, employees, agents and shareholders (collectively referred to as the “Investor Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket outside counsel fees, which the Investor Indemnitees may suffer or incur by reason of any action, claim or proceeding, in each case, brought by a third party creditor of Globis, Forafric Agro Holdings Limited or any of their respective subsidiaries asserting that an Investor is not entitled to receive the aggregate Share Purchase Price or such portion thereof as they are entitled to receive pursuant to the Forward Purchase Agreements, in each case unless such action, claim or proceeding is the result of the fraud, bad faith, willful misconduct or gross negligence of any Investor Indemnitee.

Each Forward Purchase Agreement may be terminated: (i) by mutual written consent of Globis and the Investor; (ii) automatically if Globis stockholders fail to approve the Business Combination; and (iii) prior to the closing of the Business Combination by discretion of the Investor if there occurs a Company Material Adverse Effect (as defined in that the Business Combination Agreement. Each Forward Purchase Agreement may be terminated by the Investor, if (x) prior to the stockholder meeting to approve the Business Combination, all parties have not executed the escrow agreement; or, (y) the Business Combination Agreement is materially amended in a manner materially adverse to the Investor.

The foregoing description is only a summary of the Forward Purchase Agreements and is qualified in its entirety by reference to the full text of the Forward Purchase Agreements, a form of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein. The form of Forward Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms of the transaction. It is not intended to provide any other factual information about Globis or the Investor. The representations, warranties and covenants contained in the Forward Purchase Agreements were made only for purposes of that agreement; are solely for the benefit of the parties to such respective Forward Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to such Forward Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Security holders and investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Globis or the Investor.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2022, the Company held a special meeting of stockholders (the “Stockholders Meeting”). At the Stockholders Meeting, the holders of 10,878,579 (72.28%) shares of the Company’s common stock entitled to vote were represented in person or by proxy constituting a quorum.

The meeting was adjourned to give the Company additional time to solicit votes in favor of the proposals. The meeting will reconvene at the offices of McDermott Will & Emery LLP located at One Vanderbilt Avenue, 45th Floor, New York, New York, 10017 on Thursday, June 9, 2022 at 9:00 a.m. ET.

Additional Information

In connection with the Business Combination, Globis Nevada, a wholly-owned subsidiary of Globis, has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which includes a preliminary prospectus and preliminary proxy statement. Globis has mailed a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Globis has sent to its stockholders in connection with the Business Combination. Investors and security holders of Globis are advised to read the proxy statement/prospectus in connection with Globis’ solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus was mailed to stockholders of Globis as of May 12, 2022, the record date for voting on the Business Combination. Stockholders are also able to obtain copies of the proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to: 7100 W. Camino Real, Suite 302-48, Boca Raton, Florida.

Participants in the Solicitation

Globis, the Seller, FAHL and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Globis’ stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Globis’ directors and officers in Globis’ filings with the SEC, including the Registration Statement that has been filed with the SEC by Globis, which includes the proxy statement of Globis for the Business Combination, and such information and names of FAHL’s managers and executive officers are also in the Registration Statement that has been filed with the SEC by Globis, which includes the proxy statement of Globis for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Globis, the Seller and FAHL, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts.

These statements are based on the current expectations of Globis’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Globis and Seller. These statements are subject to a number of risks and uncertainties regarding Globis’ businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Globis or FAHL for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Globis and FAHL; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Globis’ stockholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on The Nasdaq Stock Market LLC following the Business Combination; costs related to the Business Combination; and those factors discussed in Globis’ final prospectus relating to its initial public offering, dated December 10, 2020, and other filings with the SEC. There may be additional risks that Globis presently does not know or that Globis currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Globis’ expectations, plans or forecasts of future events and views as of the date of this communication. Globis anticipates that subsequent events and developments will cause Globis’ assessments to change. However, while Globis may elect to update these forward-looking statements at some point in the future, Globis specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Globis’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Purchase Agreement, dated June 8, 2022
10.2	Form of Forward Share Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2022	GLOBIS ACQUISITION CORP.

	By:	/s/ Paul Packer
	Name:	Paul Packer
	Title:	Chief Executive Officer and Chief Financial Officer